UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2022

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Sidong Shao as Director of the Company

On September 16, 2022, Sidong Shao resigned from the Board of Directors (the “Board”) of Power Solutions International, Inc. (the “Company”). Mr. Shao served on the Board as a Weichai designee and was also a member of the Executive Committee. Mr. Shao’s resignation is not based upon any disagreement with the Company on any matter relating to the respective operations, policies, or practices of the Company.

Mr. Shao was appointed as the Company’s Executive Vice President (“EVP”), effective September 16, 2022. As EVP, Mr. Shao will be responsible for the oversight of product management, purchasing and supply chain.

Mr. Shao previously served as the President and Chairman of the Board of Directors of Weichai America Corp. (“Weichai America”), the Company’s majority stockholder, which focuses on researching, developing and manufacturing a full line of off-road natural gas engines and engine components, from 2019 to September 2022. Weichai America is a wholly owned subsidiary of Weichai Power Co., Ltd., a publicly traded company on the Hong Kong Stock Exchange and the Shenzhen Stock Exchange. From May 2012 to April 2018, Mr. Shao was President of Weichai Westport Inc., a joint venture between Weichai Power and Westport Fuel Systems Inc., a publicly traded company on the NASDAQ and Toronto Stock Exchanges, that manufactures and sells alternative-fuel engines for automobiles, heavy-duty trucks, power generation and shipping applications.

Shao has a Bachelor’s degree in Industrial Energy and Power Engineering from Shandong University. Mr. Shao also holds a Master’s degree in Power Engineering from Tianjin University and a Masters of Business Administration degree from Missouri State University.

There are no family relationships between Mr. Shao and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Shao has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Shao and any other person pursuant to which Mr. Shao was appointed as an officer of the Company.

Employment Agreement with Sidong Shao

On September 16, 2022, the Company entered into an employment agreement with Sidong Shao (the “Employment Agreement”). The Employment Agreement provides that Mr. Shao’s employment is “at will” and may be terminated at any time by either party. The Employment Agreement provides for (i) an annual base salary of $260,000, subject to increase from time to time; (ii) eligibility to participate in the Company Key Performance Indictor (“KPI”) plan at a target amount equal to 50% of his base salary; and (iii) eligibility to participate in the Company Long Term Incentive (“LTI”) Plan. In the event that Mr. Shao’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) during the employment term, he will be entitled to receive, among other things, (i) severance equal to base salary for 6 months if his employment period is less than 48 months, and for 1 year if his employment period is 48 months or longer; and (ii) any unpaid awarded KPI and LTI bonuses. The Employment Agreement restricts Mr. Shao from competing with the Company during the term of the agreement and for one year after termination of his employment with the Company. The Employment Agreement also restricts Mr. Shao from soliciting the Company’s customers or employees during the term of the agreement and for one year after termination of his employment with the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Appointment of Gengsheng Zhang to the Company’s Board of Directors

The Board of Directors of Power Solutions International, Inc. appointed Mr. Gengsheng Zhang as a member of the Board effective as of September 16, 2022. Mr. Zhang, who will serve on the Board as designee of Weichai America Corp., PSI’s majority stockholder, will fill the position previously held by Sidong Shao, who was a Weichai America Corp. designee and resigned from the Board effective September 16, 2022. Mr. Zhang was also appointed to the Executive Committee.

Mr. Zhang will serve until the Company’s 2023 annual meeting of stockholders or until his successor is duly elected and qualifies.

Mr. Zhang, age 55, has served as Director of International Cooperation and Business Synergy Department for Shandong Heavy Industry Group (“SHIG”), a leading automobile and equipment manufacturing group, since March 2022. Prior to this, he served as Deputy General Manager of Weichai Group, a multi-field and multi-industry international group which owns six business segments of powertrain, intelligent logistics, automotive, construction machinery, luxury yacht, and finance & after-services, from August 2020 to March 2022. Prior to this, he originally served as Assistant General Manager of Weichai Group (and later as Deputy General Manager) and Chairman and CEO of SHIG India Pvt Ltd., a subsidiary of SHIG, from December 2019 to August 2020. Prior to this role, he served as Assistant General Manager of Weichai Group and General Manager of Shandong Weichai Import & Export Company, from May 2012 to December 2019. Prior to this, he served as Director of Weichai International Service Department from October 2005 to May 2012. Earlier in his career, Mr. Zhang was employed in various leadership and engineering roles at manufacturing organizations.

Mr. Zhang earned a Bachelor of Engineering degree from Shandong Polytechnic University in 1990 and an EMBA from China-Europe International Business School in 2014.

In connection with his appointment to the Board, Mr. Zhang will receive indemnification to the fullest extent permitted under Delaware General Corporation Law and the Company’s bylaws, under which the Company indemnifies, defends and holds harmless its directors from and against losses and expenses as a result of Board service. At the current time, Mr. Zhang will not receive compensation for his services on the Board. Mr. Zhang is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Zhang and any director or executive officer of the Company.

Caution Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.

The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted senior secured revolving credit facility through the exercise by Standard Chartered Bank of its demand right; the impact of rising interest rates; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Northern District of Illinois (the “USAO”); variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC, which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; impact on the global economy of the war in Ukraine; the impact of supply chain interruptions and raw material shortages; the potential impact of higher warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting and retaining key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent filings with the SEC.

The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. Exhibit Number Description

Exhibit No.	Description

10.1	Employment Agreement, effective as of September 16, 2022, between PSI and Sidong Shao

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: September 22, 2022	By:	/s/ Junhua Gu
	Name:	Junhua Gu
	Title:	Interim General Counsel